UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2015

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36642	45-5605880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N. Thanksgiving Way, Suite 500

Lehi, Utah 84043

(Address of principal executive offices, including zip code)

(877) 404-4129

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Reference is made to the previously-announced Amendment, dated December 9, 2015 (the “Amendment”) to the Agreement and Plan of Merger (as amended by the Amendment, the “Merger Agreement”), dated July 20, 2015, between the Company, SunEdison, Inc., a Delaware corporation (“Parent” or “SunEdison”), and SEV Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Pursuant to Section 2.01(b)(ii) of the Merger Agreement, the Company has the option, with the consent of the Company’s controlling stockholder, 313 Acquisition, LLC (“313”), to elect to have the Company’s stockholders who are not affiliated with 313 (such stockholders referred to as the “Public Stockholders”), receive an amount of cash in exchange for the shares of the Company common stock they hold equal to (1) an amount in cash equal to $7.89 without interest (the “Cash Consideration”), plus (2) an additional amount in cash that represents the Company’s determination of the fair market value of the amount of Parent common stock and the amount of convertible note consideration (on terms and conditions set forth in Exhibit B to the Amendment) that would have otherwise been payable to the Public Stockholders for each share of Company common stock held by them without the exercise of this option (the amount of such cash, the “Additional Cash Consideration”). The amount of cash paid to 313 in the Merger for each share of Company common stock held by 313 shall be equal to (1) the Cash Consideration, minus (2) the Additional Cash Consideration. In lieu of receiving cash consideration equal to the Additional Cash Consideration that 313 would have been entitled to receive in the Merger, 313 will accept the Parent common stock and convertible notes that would have otherwise been payable to the Public Stockholders. The purpose of exercising this option is to render the transaction into an all-cash deal for the Public Stockholders, and thereby facilitate a closing more quickly than would be the case if the Parent common stock and convertible notes otherwise issuable to the Public Stockholders had to go through the SEC registration process that would have been required in connection with the Merger without the exercise of this option.

On December 13, 2015, the Company, with 313’s consent, exercised the above-described option by delivering a notice to Parent pursuant to and in accordance with the terms of the Merger Agreement (the “Section 2.01 Notice”). The fair market value of the Additional Cash Consideration shall be determined at the consummation of the Merger pursuant to the formula set forth in the Section 2.01 Notice.

Each of the foregoing descriptions of the Merger Agreement, the Amendment, and the Section 2.01 Notice does not purport to be complete and is qualified in its entirety by reference to the each of the Merger Agreement, the Amendment and the Section 2.01 Notice. A copy of the Section 2.01 Notice is filed herewith as Exhibit 99.1 and incorporated herein by reference. A copy of the Amendment is filed with the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2015, as Exhibit 2.1 thereto and is incorporated herein by reference. A copy of the Merger Agreement (prior to its amendment) is filed with the Company’s Current Report on Form 8-K, filed with the SEC on July 22, 2015, as Exhibit 2.1 thereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the completion of the acquisition and the ability of SunEdison to finance aspects of the acquisition, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although Vivint Solar believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) Vivint Solar may be unable to obtain the stockholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an offer of another company to acquire assets or capital stock of Vivint Solar could interfere with the merger; (5) SunEdison may be unable to obtain the financing for which it has received commitments; (6) problems may arise in integration, which may result in less effective or efficient operations; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what SunEdison or Vivint Solar expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the Merger and the related transactions; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Vivint Solar, and SunEdison described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Vivint Solar and SunEdison on the date hereof, and none of Vivint Solar or SunEdison assumes any obligation to update or revise any such forward-looking statements.

Additional Information and Where to Find It

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, Vivint Solar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents Vivint Solar has filed with the SEC for more complete information about the company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the company’s website at www.vivintsolar.com.

Participants in Solicitation

Vivint Solar, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vivint Solar’s stockholders in connection with the proposed transaction. Information regarding Vivint Solar’s directors and executive officers is contained in the proxy statement for Vivint Solar’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2015. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Vivint Solar’s website at http://investors.vivintsolar.com/company/investors/financial-information/sec-filings/default.aspx. Information regarding Parent’s executive officers and directors is contained in the proxy statement for Parent’s 2015 Annual Meeting of Stockholders filed with the SEC on April 17, 2015. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Parent’s website at http://investors.sunedison.com/phoenix.zhtml?c=106680&p=irol-sec. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice delivered to SunEdison, Inc. by Vivint Solar, Inc. on December 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

By:	/s/ Dana C. Russell
Dana C. Russell
Chief Financial Officer and Executive Vice President

Date: December 14, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice delivered to SunEdison, Inc. by Vivint Solar, Inc. on December 13, 2015.